UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 15, 2007
Date of Report (Date of earliest event reported)

iPARTY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-25507	76-0547750
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

270 Bridge Street, Suite 301, Dedham, Massachusetts	02026
(Address of principal executive offices)	(Zip Code)

(781) 329-3952
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 15, 2007, iParty Corp. and its wholly-owned subsidiary, iParty Retail Stores Corp. (together, “we” or “iParty”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) to purchase two franchised Party City Corporation (“Party City”) retail stores in Lincoln, Rhode Island and Warwick, Rhode Island.  The Asset Purchase Agreement provides for, among other things, the acquisition of the two retail party goods stores from the Party City franchisees in exchange for aggregate consideration of $1,350,000, plus up to $400,000 for associated inventory, payable in cash at closing, on terms and conditions specified in the Asset Purchase Agreement. Both locations will be converted into iParty stores immediately following the closing.

The Asset Purchase Agreement also provides that the selling Party City franchisees and their affiliates will not compete with iParty in Rhode Island for a period of five years from closing, and will not compete with iParty within a three-and-one-half (3-1/2) mile radius anywhere in Massachusetts, Rhode Island, New Hampshire, Vermont, Maine, or Connecticut for a three-year period from closing, subject to certain terms specified more fully in the Asset Purchase Agreement.

The Asset Purchase Agreement contemplates a closing on or about January 3, 2008.  A copy of the Asset Purchase Agreement is attached hereto as Exhibit 10.1 and is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth above under Item 1.01 in respect of the Asset Purchase Agreement, and Exhibit 10.1 in respect thereof, are hereby incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 in respect of iParty’s obligations under the Asset Purchase Agreement, and Exhibit 10.1 in respect thereof, are hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events

On August 16, 2007, iParty announced that in connection with its proposed acquisition in January 2008 of two retail party goods stores in Lincoln, Rhode Island and Warwick Rhode Island it would be closing its existing retail party goods store in North Providence, Rhode Island at the end of that store’s current lease term, which expires in January, 2008.

On August 16, 2007, iParty issued a press release with respect to the Asset Purchase Agreement, the proposed store acquisitions thereunder and the planned store closure referenced in this Current Report of Form 8-K.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Asset Purchase Agreement with Party City of Warwick, Inc. and Party City of Lincoln, LLC, dated August 15, 2007
99.1	Press release of iParty Corp., dated August 16, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPARTY CORP.

	By:	/s/ SAL PERISANO
__________________________
Sal Perisano
Chairman of the Board and
Chief Executive Officer

Dated: August 15, 2007

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
10.1	Asset Purchase Agreement with Party City of Warwick, Inc. and Party City of Lincoln, LLC, dated August 15, 2007
99.1	Press release of iParty Corp., dated August 16, 2007